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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        June 6, 1996
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                              CAL FED BANCORP INC.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                       1-14098               95-4539347
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(State or other jurisdiction        (Commission File       (IRS Employer
     of incorporation)                   Number)         Identification No.)

5700 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA                    90036
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code              (213) 932-4200
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

California Federal Bank, F.S.B. (the "Bank"), the wholly-owned subsidiary of Cal Fed Bancorp Inc., announced that 18,820 shares of its 7-3/4 percent Noncumulative Convertible Preferred Stock, Series A, were delivered for and converted into 23,336 shares of Cal Fed Bancorp Inc. common stock.

The remaining 3,721,180 outstanding shares of Series A preferred stock will be redeemed by the Bank on June 14, 1996, at a redemption price of $25.00 per share, plus a dividend of $0.398264 per share for the period of April 1, 1996, to the June 14, 1996, redemption date.


ITEM 7. EXHIBITS

Exhibit 99       California Federal Bank, F.S.B. press release dated June 6,
                 1996
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              REGISTRANT:
                                              CAL FED BANCORP INC.



DATE:    JUNE 7, 1996                         /s/ GARY W. BRUMMETT
                                              --------------------
                                              EXECUTIVE VICE PRESIDENT
                                              CONTROLLER
                                              CO-PRINCIPAL FINANCIAL OFFICER
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                                 EXHIBIT INDEX



99     California Federal Bank, F.S.B. press release dated June 6, 1996